SCHEDULE A

As of May 1, 2016

Series	Effective Date
Columbia Funds Series Trust I
Active Portfolios® Multi-Manager Alternative Strategies Fund	January 1, 2016
Active Portfolios® Multi-Manager Growth Fund	August 1, 2015
Active Portfolios® Multi-Manager Small Cap Equity Fund	January 1, 2016
Active Portfolios® Multi-Manager Total Return Bond Fund	January 1, 2016
CMG Ultra Short Term Bond Fund	December 1, 2015
Columbia Adaptive Alternatives Fund	October 1, 2015
Columbia Adaptive Risk Allocation Fund	October 1, 2015
Columbia AMT-Free Connecticut Intermediate Muni-Bond Fund	March 1, 2016
Columbia AMT-Free Intermediate Muni-Bond Fund	March 1, 2016
Columbia AMT-Free Massachusetts Intermediate Muni-Bond Fund	March 1, 2016
Columbia AMT-Free New York Intermediate Muni-Bond Fund	March 1, 2016
Columbia AMT-Free Oregon Intermediate Muni Bond Fund	December 1, 2015
Columbia Balanced Fund	January 1, 2016
Columbia Bond Fund	September 1, 2015
Columbia California Tax-Exempt Fund	March 1, 2016
Columbia Contrarian Core Fund	January 1, 2016
Columbia Corporate Income Fund	September 1, 2015
Columbia Disciplined Small Core Fund	January 1, 2016
Columbia Diversified Absolute Return Fund	October 1, 2015
Columbia Dividend Income Fund	October 1, 2015
Columbia Emerging Markets Fund	January 1, 2016
Columbia Global Dividend Opportunities Fund	January 1, 2016
Columbia Global Energy and Natural Resources Fund	January 1, 2016
Columbia Global Technology Growth Fund	January 1, 2016
Columbia Greater China Fund	January 1, 2016
Columbia High Yield Municipal Fund	October 1, 2015
Columbia Large Cap Growth Fund	December 1, 2015
Columbia Mid Cap Growth Fund	January 1, 2016
Columbia Multi-Asset Income Fund	September 1, 2015
Columbia New York Tax-Exempt Fund	March 1, 2016
Columbia Pacific/Asia Fund	August 1, 2015
Columbia Real Estate Equity Fund	May 1, 2016
Columbia Select Large Cap Growth Fund	August 1, 2015
Columbia Small Cap Growth Fund I	January 1, 2016
Columbia Small Cap Value Fund I	September 1, 2015
Columbia Strategic Income Fund	March 1, 2016
Columbia Tax-Exempt Fund	December 1, 2015
Columbia Total Return Bond Fund	September 1, 2015
Columbia U.S. Social Bond Fund	December 1, 2015
Columbia U.S. Treasury Index Fund	September 1, 2015
Columbia Value and Restructuring Fund	July 1, 2015

Effective Date
Columbia Funds Variable Insurance Trust
Columbia Variable Portfolio – Asset Allocation Fund	May 1, 2016
Columbia Variable Portfolio – Contrarian Core Fund	May 1, 2016
Columbia Variable Portfolio – Diversified Absolute Return Fund	May 1, 2016
Columbia Variable Portfolio – Long Government/Credit Bond Fund	May 1, 2016
Columbia Variable Portfolio – Managed Volatility Conservative Fund	May 1, 2016
Columbia Variable Portfolio – Managed Volatility Conservative Growth Fund	May 1, 2016
Columbia Variable Portfolio – Managed Volatility Growth Fund	May 1, 2016
Columbia Variable Portfolio – Select Large Cap Growth Fund	May 1, 2016
Columbia Variable Portfolio – Small Cap Value Fund	May 1, 2016
Columbia Variable Portfolio – Small Company Growth Fund	May 1, 2016
Columbia Variable Portfolio – Strategic Income Fund	May 1, 2016
Variable Portfolio – AQR Managed Futures Strategy Fund	May 1, 2016
Variable Portfolio – Lazard International Equity Advantage Fund	May 1, 2016
Variable Portfolio – Multi-Manager Diversified Income Fund	May 1, 2016
Variable Portfolio – Multi-Manager Interest Rate Adaptive Fund	May 1, 2016

SCHEDULE B

Fee Schedule

As of May 1, 2016

For the following funds, the asset charge for each calendar day of each year shall be equal to the total of 1/365th (1/366th in each leap year) of the amount computed in accordance with the fee schedule in the table below:

Fund	Schedule B Effective Date	Net Assets (millions)	Annual rate at each asset level “Asset Charge”
Active Portfolios® Multi-Manager Alternative Strategies Fund*	January 1, 2016	$0 - $500 >$500 - $1,000 >$1,000 - $3,000 >$3,000 - $6,000 >$6,000 - $12,000 > $12,000	1.100% 1.050% 1.020% 0.990% 0.960% 0.950%
Variable Portfolio (VP) – AQR Managed Futures Strategy Fund*	May 1, 2016

Active Portfolios® Multi-Manager Total Return Bond Fund	January 1, 2016	$0 - $500 >$500 - $1,000 >$1,000 - $2,000 >$2,000 - $3,000 >$3,000 - $6,000 >$6,000 - $7,500 >$7,500 - $9,000 >$9,000 - $12,000 >$12,000 - $20,000 >$20,000 - $24,000 >$24,000 - $50,000 >$50,000	0.500% 0.495% 0.480% 0.460% 0.450% 0.430% 0.415% 0.410% 0.390% 0.380% 0.360% 0.340%
Columbia VP – Long Government/Credit Bond Fund	May 1, 2016

Active Portfolios® Multi-Manager Growth Fund Columbia Select Large Cap Growth Fund	August 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000 - $12,000 >$12,000	0.770% 0.720% 0.670% 0.620% 0.600% 0.580% 0.570%
Columbia Large Cap Growth Fund	December 1, 2015
Columbia Contrarian Core Fund Columbia Global Dividend Opportunity Fund	January 1, 2016
Columbia VP – Contrarian Core Fund Columbia VP – Select Large Cap Growth Fund	May 1, 2016

Fund	Schedule B Effective Date	Net Assets (millions)	Annual rate at each asset level “Asset Charge”
Active Portfolios® Multi Manager Small Cap Equity Fund	January 1, 2016	$0 - $250 >$250 - $500 >$500 - $1,000 >$1,000 - $3,000 >$3,000 - $12,000 >$12,000	0.980% 0.930% 0.875% 0.870% 0.860% 0.850%

CMG Ultra Short Term Bond Fund	December 1, 2015	All	0.250%(1)

Columbia Adaptive Alternatives Fund*	October 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $3,000 >$3,000 - $12,000 >$12,000	1.330% 1.325% 1.320% 1.310% 1.300%

Columbia Adaptive Risk Allocation Fund	October 1, 2015

Category 1

Assets invested in affiliated mutual funds, exchange-traded funds and closed-end funds that pay a management fee (or advisory fee, as applicable) to the Investment Manager.

$0 - $500

>$500 - $1,000

>$1,000 - $3,000

>$3,000 - $12,000

>$12,000

0.060% 0.055% 0.050% 0.040% 0.030%

Category 2

Assets invested in exchange-traded funds and mutual funds that are not managed by the Investment Manager or its affiliates.

$0 - $500

>$500 - $1,000

>$1,000 - $3,000

>$3,000 - $12,000

>$12,000

0.160% 0.155% 0.150% 0.140% 0.130%

Category 3

Securities, instruments and other assets not described above, including without limitation affiliated mutual funds, exchange-traded funds and closed-end funds that do not pay a management fee to the Investment Manager, third party closed-end funds, derivatives and individual securities.

$0 - $500

>$500 - $1,000

>$1,000 - $1,500

>$1,500 - $3,000

>$3,000 - $6,000

>$6,000 - $12,000

>$12,000

0.760% 0.745% 0.730% 0.720% 0.690% 0.665% 0.630%

Fund	Schedule B Effective Date	Net Assets (millions)	Annual rate at each asset level “Asset Charge”
Columbia AMT-Free Oregon Intermediate Muni Bond Fund	December 1, 2015	$0 - $250 >$250 - $500 >$500 - $1,000 >$1,000 - $3,000 >$3,000 - $6,000 >$6,000 - $7,500 >$7,500 - $12,000 >$12,000	0.470% 0.465% 0.415% 0.380% 0.340% 0.330% 0.320% 0.310%

Columbia AMT-Free Connecticut Intermediate Muni-Bond Fund

Columbia AMT-Free Massachusetts Intermediate Muni-Bond Fund

Columbia AMT-Free New York Intermediate Muni-Bond Fund

Columbia California Tax-Exempt Fund

Columbia New York Tax-Exempt Fund

March 1, 2016

Columbia Tax-Exempt Fund Columbia AMT-Free Intermediate Muni-Bond Fund	December 1, 2015 March 1, 2016	$0 - $500 >$500 - $1,000 >$1,000 - $2,000 >$2,000 - $3,000 >$3,000 - $6,000 >$6,000 - $9,000 >$9,000 - $10,000 >$10,000 - $12,000 >$12,000 - $15,000 >$15,000 - $24,000 >$24,000 - $50,000 >$50,000	0.480% 0.475% 0.445% 0.420% 0.385% 0.360% 0.350% 0.340% 0.330% 0.320% 0.300% 0.290%

Columbia Balanced Fund Columbia Dividend Income Fund	January 1, 2016 October 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000 - $12,000 >$12,000	0.720% 0.670% 0.620% 0.570% 0.550% 0.530% 0.520%

Columbia Bond Fund Columbia Corporate Income Fund Columbia Total Return Bond Fund	September 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $2,000 >$2,000 - $3,000 >$3,000 - $6,000 >$6,000 - $7,500 >$7,500 - $9,000 >$9,000 - $12,000 >$12,000 - $20,000 >$20,000 - $24,000 >$24,000 - $50,000 >$50,000	0.500% 0.495% 0.480% 0.460% 0.450% 0.430% 0.415% 0.410% 0.390% 0.380% 0.360% 0.340%

Fund	Schedule B Effective Date	Net Assets (millions)	Annual rate at each asset level “Asset Charge”
Columbia Diversified Absolute Return Fund*	October 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $3,000 >$3,000 - $6,000 >$6,000 - $12,000 > $12,000	1.180% 1.130% 1.100% 1.070% 1.040% 1.030%

Columbia Emerging Markets Fund	January 1, 2016	$0 - $250 >$250 - $500 >$500 - $750 >$750 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000	1.180% 1.160% 1.140% 1.115% 0.870% 0.820% 0.770% 0.720%

Columbia Global Energy and Natural Resources Fund	January 1, 2016	$0 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000	0.750% 0.670% 0.620% 0.600% 0.580%

Columbia Global Technology Growth Fund	January 1, 2016	$0 - $500 $500 - $1,000 >$1,000	0.870% 0.820% 0.770%

Columbia Greater China Fund	January 1, 2016	$0 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000	0.950% 0.870% 0.820% 0.770% 0.720%

Columbia High Yield Municipal Fund	October 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $2,000 >$2,000 - $3,000 >$3,000 - $6,000 >$6,000 - $7,500 >$7,500 - $10,000 >$10,000 - $12,000 >$12,000 - $15,000 >$15,000 - $24,000 >$24,000 - $50,000 >$50,000	0.540% 0.535% 0.505% 0.480% 0.445% 0.420% 0.410% 0.400% 0.390% 0.380% 0.360% 0.340%

Columbia Mid Cap Growth Fund	January 1, 2016	$0 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $12,000 >$12,000	0.820% 0.770% 0.720% 0.670% 0.660% 0.650%

Fund	Schedule B Effective Date	Net Assets (millions)	Annual rate at each asset level “Asset Charge”
Columbia Multi-Asset Income Fund	September 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000 - $12,000 >$12,000	0.660% 0.625% 0.610% 0.600% 0.570% 0.545% 0.510%

Columbia Pacific/Asia Fund	August 1, 2015	$0 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000	0.950% 0.870% 0.820% 0.770% 0.720%

Columbia Real Estate Equity Fund	May 1, 2016	$0 - $500 $500 - $1,000 $1,000 - $1,500 $1,500 - $3,000 >$3,000	0.750% 0.745% 0.720% 0.670% 0.660%

Columbia Small Cap Value Fund I Columbia Disciplined Small Core Fund Columbia Small Cap Growth Fund I Columbia VP – Small Cap Value Fund Columbia VP – Small Company Growth Fund	September 1, 2015 January 1, 2016 May 1, 2016	$0 - $500 >$500 - $1,000 >$1,000 - $3,000 >$3,000 - $12,000 >$12,000	0.870% 0.820% 0.770% 0.760% 0.750%

Columbia Strategic Income Fund Columbia VP – Strategic Income Fund	March 1, 2016 May 1, 2016

$0 - $500

>$500 - $1,000

>$1,000 - $2,000

>$2,000 - $3,000

>$3,000 - $6,000

>$6,000 - $7,500

>$7,500 - $9,000

>$9,000 - $10,000

>$10,000 - $12,000

>$12,000 - $15,000

>$15,000 - $20,000

>$20,000 - $24,000

>$24,000 - $50,000

>$50,000

0.600% 0.590% 0.575% 0.555% 0.530% 0.505% 0.490% 0.481% 0.469% 0.459% 0.449% 0.433% 0.414% 0.393%

Columbia U.S. Social Bond Fund	December 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $3,000 >$3,000 - $12,000 >$12,000	0.570% 0.565% 0.560% 0.550% 0.540%

Fund	Schedule B Effective Date	Net Assets (millions)	Annual rate at each asset level “Asset Charge”
Columbia U.S. Treasury Index Fund(2)	September 1, 2015	All	0.400%

Columbia Value and Restructuring Fund	July 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000 - $12,000 >$12,000	0.750% 0.740% 0.670% 0.620% 0.600% 0.580% 0.570%

Columbia VP – Asset Allocation Fund	May 1, 2016	Category 1 Assets invested in securities, (other than third-party advised mutual funds and funds that pay a management fee (or advisory fee, as applicable) to the Investment Manager) including other funds advised by the Investment Manager that do not pay a management fee, exchange-traded funds, derivatives and individual securities.	0.570%
		Category 2 Assets invested in non-exchange traded third-party advised mutual funds	0.120%
		Category 3 Assets invested in underlying funds that pay a management fee to the Investment Manager.	0.020%

Columbia VP – Diversified Absolute Return Fund*	May 1, 2016	$0 - $500 $500 - $1,000 $1,000 - $3,000 $3,000 - $6,000 $6,000 - $12,000 > $12,000	1.100% 1.050% 1.020% 0.990% 0.960% 0.950%

Columbia VP – Managed Volatility Conservative Fund Columbia VP – Managed Volatility Conservative Growth Fund Columbia VP – Managed Volatility Growth Fund	May 1, 2016	Category 1 Assets invested in affiliated underlying funds (including ETFs and closed-end funds) that pay a management fee (or advisory fee, as applicable) to the Investment Manager	0.02%

Fund	Schedule B Effective Date	Net Assets (millions)	Annual rate at each asset level “Asset Charge”
VP – Multi-Manager Diversified Income Fund VP – Multi-Manager Interest Rate Adaptive Fund

Category 2

Assets invested in securities (other than affiliated underlying funds (including ETFs and closed end funds) that pay a management fee to the Investment Manager), including other funds advised by the Investment Manager that do not pay a management fee, third party funds, derivatives and individual securities

$0 - $500

>$500 - $1,000

>$1,000 - $1,500

>$1,500 - $3,000

>$3,000 - $6,000

>$6,000 - $12,000

>$12,000

0.720% 0.670% 0.620% 0.570% 0.550% 0.530% 0.520%

VP – Lazard International Equity Advantage Fund	May 1, 2016	$0 - $500 $500 - $1,000 $1,000 - $1,500 $1,500 - $3,000 $3,000 - $6,000 $6,000 - $12,000 >$12,000	0.870% 0.820% 0.770% 0.720% 0.700% 0.680% 0.670%

*	When calculating asset levels for purposes of determining fee breakpoints, asset levels are based on net assets of the Fund, including assets invested in any wholly-owned subsidiary advised by the Investment Manager (“Subsidiaries”). Fees payable by the Fund under this agreement shall be reduced by any management fees paid to the Investment Manager by any Subsidiaries under separate management agreements with the Subsidiaries.
(1)	Fee is a “unitary fee,” as contemplated by Section 3(b) of this Agreement, pursuant to which the Investment Manager pays all operating costs and expenses of CMG Ultra Short Term Bond Fund (other than independent trustees’ fees and expenses, including their legal counsel, auditing expenses, interest incurred on borrowing by the Fund, if any, portfolio transaction expenses, taxes and extraordinary expenses), including accounting expenses (other than audit fees), legal fees for the Fund, transfer agent fees, custodian fees, governmental fees, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase, or redemption of shares, expenses of registering or qualifying shares for sale, transfer taxes, and all expenses of preparing the Fund’s registration statement and prospectus, and the cost of printing and delivering to shareholders prospectuses and reports, all executive salaries and executive expenses, office rent of the Fund, ordinary office expenses (other than the expense of clerical services relating to the administration of the Fund) and for any other expenses that, if otherwise borne by the Fund, would cause the Fund to “be deemed to be acting as a distributor of securities of which it is the issuer, other than through an underwriter” pursuant to Rule 12b-1 under the Act.
(2)	The Investment Manager has agreed to pay all operating expenses of the Fund with the exception of brokerage fees and commissions, taxes, interest, fees and expenses of Trustees who are not officers, directors or employees of the Investment Manager or its affiliates, distribution (12b-1) and/or shareholder servicing fees, and any extraordinary non-recurring expenses that may arise, including but not limited to, litigation expenses.

The computation shall be made for each calendar day on the basis of net assets as of the close of the preceding day. In the case of the suspension of the computation of net asset value, the fee for each calendar day during such suspension shall be computed as of the close of business on the last full day on which the net assets were computed. Net assets as of the close of a full day shall include all transactions in shares of the Fund recorded on the books of the Fund for that day.

IN WITNESS THEREOF, the parties hereto have executed the foregoing Schedule A and Schedule B as of April 25, 2016.

COLUMBIA FUNDS SERIES TRUST I COLUMBIA FUNDS VARIABLE INSURANCE TRUST

By:	/s/ Christopher O. Petersen
Name:	Christopher O. Petersen
Title:	President

COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC

By:	/s/ Amy K. Johnson
Name:	Amy K. Johnson
Title:	Managing Director and Chief Operating Officer